Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Third Quarter 2022 Results
Total revenue up 23% year over year to new September quarter record
Broadband (1) revenue up 60% and Video SaaS revenue up 64% year over year
SAN JOSE, California, October 31, 2022 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the third quarter of 2022.
“The third quarter marks another period of strong financial performance for Harmonic, with 23% year over year revenue growth and solid operating profit," said Patrick Harshman, president and chief executive officer of Harmonic. "This was driven by a 60% rise in Broadband segment revenue and 64% Video SaaS revenue growth. Quarterly bookings grew 50% demonstrating our continued strong business momentum and confidence in our three year strategic growth plan.”
Q3 Financial and Business Highlights
Financial
•Revenue: $155.7 million, up 23% year over year
◦Broadband segment revenue: $91.9 million, up 60% year over year
◦Video segment revenue: $63.8 million, down 7% year over year
•Gross margin: GAAP 50.5% and non-GAAP 50.9%, compared to GAAP 52.4% and non-GAAP 52.8% in the year ago period
◦Broadband segment gross margin: 45.0% compared to 42.0% in the year ago period
◦Video segment gross margin: 59.3% compared to 61.9% in the year ago period
•Operating income: GAAP income $11.4 million and non-GAAP income $18.2 million, compared to GAAP income $5.4 million and non-GAAP income $11.8 million in the year ago period
•Net income: GAAP net income $8.7 million and non-GAAP net income of $14.9 million, compared to GAAP net income $1.5 million and non-GAAP net income $9.5 million in the year ago period
•Adjusted EBITDA: $21.2 million income compared to $14.8 million income in the year ago period
•EPS: GAAP net income per share of $0.08 and non-GAAP net income per share of $0.13, compared to GAAP net income per share of $0.01 and non-GAAP net income per share of $0.09 in the year ago period
•Cash: $105.3 million, down $23.2 million year over year
Business
•CableOS® solution commercially deployed with 85 customers, up 25% year over year
•CableOS deployments scaled to 10.9 million served cable modems, up 179% year over year
•Tier 1 live sports streaming SaaS expansions and new wins drove 63.9% Video SaaS revenue growth year over year

(1) During the third quarter of fiscal 2022, the Company’s Cable Access segment was renamed the Broadband segment to reflect a broader strategic view of the category. There has been no change to the composition of the segment; therefore, no prior periods were restated.

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q3 2022	Q2 2022	Q3 2021	Q3 2022	Q2 2022	Q3 2021
	(Unaudited, in millions, except per share data)
Net revenue	$155.7	$157.4	$126.3	$155.7	$157.4	$126.3
Net income	$8.7	$14.8	$1.5	$14.9	$17.6	$9.5
EPS	$0.08	$0.14	$0.01	$0.13	$0.16	$0.09

Other Financial Information				Q3 2022	Q2 2022	Q3 2021
				(Unaudited, in millions)
Adjusted EBITDA for the quarter				$21.2	$24.3	$14.8
Bookings for the quarter				$171.1	$140.9	$114.3
Backlog and deferred revenue as of quarter end				$490.1	$477.8	$333.3
Cash and cash equivalents as of quarter end				$105.3	$121.8	$128.4
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q4 2022 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Adjustments (2)	Total GAAP	Video	Broadband	Adjustments (2)	Total GAAP
Net revenue	$61	$90	$—	$151	$70	$95	$—	$165
Gross margin %	58.6%	46.4%	(0.2)%	51.1%	59.6%	47.4%	(0.2)%	52.4%
Gross profit	$36	$42	$—	$78	$42	$45	$—	$87
Operating expenses	$35	$26	$5	$66	$36	$27	$5	$68
Operating income	$1	$16	$(6)	$11	$6	$18	$(6)	$18
Tax rate (3)				25.0%				25.0%
EPS (3)				$0.06				$0.11
Shares (3)				113.5				113.5
Cash (3)				$80				$90
(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	2022 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Adjustments (2)	Total GAAP	Video	Broadband	Adjustments (2)	Total GAAP
Net revenue	$267	$345	$—	$612	$276	$350	$—	$626
Gross margin %	60.1%	43.2%	(0.3)%	50.3%	60.3%	43.6%	(0.4)%	50.6%
Gross profit	$161	$149	$(2)	$308	$167	$152	$(2)	$317
Operating expenses	$142	$100	$25	$267	$143	$101	$25	$269
Operating income	$18	$49	$(28)	$39	$24	$52	$(28)	$48
Tax rate (3)				25.0%				25.0%
EPS (3)				$0.26				$0.31
Shares (3)				111.2				111.2
Cash (3)				$80				$90
(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	Q4 2022 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$61	$90	$151	$70	$95	$165
Gross margin %	58.6%	46.4%	51.3%	59.6%	47.4%	52.6%
Gross profit	$36	$42	$78	$42	$45	$87
Operating expenses	$35	$26	$61	$36	$27	$63
Adjusted EBITDA	$2	$17	$19	$7	$20	$27
Tax rate (2)			13.0%			13.0%
EPS (2)			$0.12			$0.18
Shares (2)			113.5			113.5
Cash (2)			$80			$90
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

	2022 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$267	$345	$612	$276	$350	$626
Gross margin %	60.1%	43.2%	50.6%	60.3%	43.6%	51.0%
Gross profit	$161	$149	$310	$167	$152	$319
Operating expenses	$142	$100	$242	$143	$101	$244
Adjusted EBITDA	$24	$55	$79	$29	$58	$87
Tax rate (2)			13.0%			13.0%
EPS (2)			$0.49			$0.55
Shares (2)			111.2			111.2
Cash (2)			$80			$90

(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, October 31, 2022. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register.vevent.com/register/BIcb6f0c646052472a9304345609e1cfce. A replay will be available after 5:00 p.m. PT on the same web site.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Broadband businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the potential impact of the Covid-19 pandemic on our operations or the operations of our supply chain or our customers; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2021, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Gain and losses on equity investments - We exclude the gain and losses from the sale of our equity investments in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, restructuring charges and amortization of intangible assets, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
CONTACTS:

Sanjay Kalra	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$105,280	$133,431
Accounts receivable, net	105,581	88,529
Inventories	99,024	71,195
Prepaid expenses and other current assets	26,798	29,972
Total current assets	336,683	323,127
Property and equipment, net	40,431	42,721
Operating lease right-of-use assets	25,258	30,968
Other non-current assets	61,625	56,657
Goodwill	233,874	240,213
Total assets	$697,871	$693,686

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$37,657	$36,824
Other debts, current	4,401	4,992
Accounts payable	60,892	64,429
Deferred revenue	58,023	57,226
Operating lease liabilities, current	6,591	7,346
Other current liabilities	54,378	53,644
Total current liabilities	221,942	224,461
Convertible debt, non-current	113,761	98,941
Other debts, non-current	10,095	12,989
Operating lease liabilities, non-current	24,132	29,120
Other non-current liabilities	27,320	31,379
Total liabilities	397,250	396,890

Convertible debt	—	883
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 105,421 and 102,959 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	105	103
Additional paid-in capital	2,375,529	2,387,039
Accumulated deficit	(2,052,700)	(2,087,957)
Accumulated other comprehensive loss	(22,313)	(3,272)
Total stockholders’ equity	300,621	295,913
Total liabilities and stockholders’ equity	$697,871	$693,686

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2022	October 1, 2021	September 30, 2022	October 1, 2021
Revenue:
Appliance and integration	$116,441	$91,853	$351,293	$250,427
SaaS and service	39,297	34,468	109,330	100,918
Total net revenue	155,738	126,321	460,623	351,345
Cost of revenue:
Appliance and integration	64,932	47,326	193,655	130,310
SaaS and service	12,202	12,841	36,781	39,231
Total cost of revenue	77,134	60,167	230,436	169,541
Total gross profit	78,604	66,154	230,187	181,804
Operating expenses:
Research and development	30,466	26,552	89,219	74,863
Selling, general and administrative	36,379	34,231	109,790	102,728
Amortization of intangibles	—	—	—	507
Restructuring and related charges	335	—	2,136	43
Total operating expenses	67,180	60,783	201,145	178,141
Income from operations	11,424	5,371	29,042	3,663
Interest expense, net	(1,284)	(2,686)	(4,111)	(7,919)
Other income (expense), net	(118)	(213)	4,218	659
Income (loss) before income taxes	10,022	2,472	29,149	(3,597)
Provision for income taxes	1,282	942	7,098	3,006
Net income (loss)	$8,740	$1,530	$22,051	$(6,603)

Net income (loss) per share:
Basic	$0.08	$0.01	$0.21	$(0.07)
Diluted	$0.08	$0.01	$0.20	$(0.07)
Weighted average shares outstanding:
Basic	105,228	102,099	104,617	101,057
Diluted	113,185	106,421	110,911	101,057

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended
	September 30, 2022	October 1, 2021
Cash flows from operating activities:
Net income (loss)	$22,051	$(6,603)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	9,225	9,395
Amortization of intangibles	—	507
Stock-based compensation	19,621	18,863
Amortization of convertible debt discount	897	4,685
Amortization of warrant	1,298	1,302
Foreign currency remeasurement	(3,312)	(3,435)
Deferred income taxes	1,798	1,268
Provision for expected credit losses and returns	1,835	3,049
Provision for excess and obsolete inventories	4,521	1,849
Gains on sale of investment in equity securities	(4,370)	—
Other adjustments	419	215
Changes in operating assets and liabilities:
Accounts receivable	(22,115)	(12,470)
Inventories	(34,952)	(18,783)
Other assets	(10,371)	2,614
Accounts payable	1,305	10,144
Deferred revenues	(955)	9,978
Other liabilities	(770)	11,078
Net cash provided by (used in) operating activities	(13,875)	33,656
Cash flows from investing activities:
Proceeds from sale of investment	7,962	—
Purchases of property and equipment	(7,389)	(10,570)
Net cash provided by (used) in investing activities	573	(10,570)
Cash flows from financing activities:
Repurchase of common stock	(5,133)	—
Proceeds from other debts	3,499	3,861
Repayment of other debts	(4,480)	(6,070)
Proceeds from common stock issued to employees	6,129	11,401
Taxes paid related to net share settlement of equity awards	(5,014)	(1,619)
Net cash provided by (used in) financing activities	(4,999)	7,573
Effect of exchange rate changes on cash and cash equivalents	(9,850)	(870)
Net increase (decrease) in cash and cash equivalents	(28,151)	29,789
Cash and cash equivalents at beginning of period	133,431	98,645
Cash and cash equivalents at end of period	$105,280	$128,434

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	September 30, 2022		July 1, 2022		October 1, 2021
Geography
Americas	$106,467	68%	$117,607	75%	$86,215	68%
EMEA	38,444	25%	29,699	19%	30,283	24%
APAC	10,827	7%	10,140	6%	9,823	8%
Total	$155,738	100%	$157,446	100%	$126,321	100%

Market
Service Provider	$106,974	69%	$98,551	63%	$70,157	56%
Broadcast and Media	48,764	31%	58,895	37%	56,164	44%
Total	$155,738	100%	$157,446	100%	$126,321	100%

	Nine Months Ended
	September 30, 2022		October 1, 2021
Geography
Americas	$327,231	71%	$232,802	66%
EMEA	103,845	23%	86,331	25%
APAC	29,547	6%	32,212	9%
Total	$460,623	100%	$351,345	100%

Market
Service Provider	$298,046	65%	$192,746	55%
Broadcast and Media	162,577	35%	158,599	45%
Total	$460,623	100%	$351,345	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended September 30, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$63,824	$91,914	$155,738	$—	$155,738
Gross profit	37,859	41,343	79,202	(598)	78,604
Gross margin %	59.3%	45.0%	50.9%		50.5%
Adjusted EBITDA(2)	4,318	16,871	21,189	(12,449)	8,740
Adjusted EBITDA margin %	6.8%	18.4%	13.6%		5.6%

	Three Months Ended July 1, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$76,215	$81,231	$157,446	$—	$157,446
Gross profit	48,136	34,936	83,072	(671)	82,401
Gross margin %	63.2%	43.0%	52.8%		52.3%
Adjusted EBITDA(2)	12,749	11,595	24,344	(9,504)	14,840
Adjusted EBITDA margin %	16.7%	14.3%	15.5%		9.4%

	Three Months Ended October 1, 2021
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$68,729	$57,592	$126,321	$—	$126,321
Gross profit	42,534	24,165	66,699	(545)	66,154
Gross margin %	61.9%	42.0%	52.8%		52.4%
Adjusted EBITDA(2)	9,731	5,094	14,825	(13,295)	1,530
Adjusted EBITDA margin %	14.2%	8.8%	11.7%		1.2%

	Nine Months Ended September 30, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$205,881	$254,742	$460,623	$—	$460,623
Gross profit	124,679	107,290	231,969	(1,782)	230,187
Gross margin %	60.6%	42.1%	50.4%		50.0%
Adjusted EBITDA(2)	21,868	38,116	59,984	(37,933)	22,051
Adjusted EBITDA margin %	10.6%	15.0%	13.0%		4.8%

	Nine Months Ended October 1, 2021
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$202,415	$148,930	$351,345	$—	$351,345
Gross profit	118,879	65,111	183,990	(2,186)	181,804
Gross margin %	58.7%	43.7%	52.4%		51.7%
Adjusted EBITDA(2)	19,243	14,237	33,480	(40,083)	(6,603)
Adjusted EBITDA margin %	9.5%	9.6%	9.5%		(1.9)%
(1) Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.
(2) Adjusted EBITDA is a Non-GAAP financial measure. Refer to “Preliminary Adjusted EBITDA Reconciliation” below for a reconciliation to the most comparable GAAP measure.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended September 30, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$155,738	$78,604	$67,180	$11,424	$(1,402)	$8,740
Stock-based compensation	—	607	(5,853)	6,460	—	6,460
Restructuring and related charges	—	(9)	(335)	326	—	326
Non-cash interest and other expenses related to convertible notes	—	—	—	—	303	303
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(942)
Total adjustments	—	598	(6,188)	6,786	303	6,147
Non-GAAP	$155,738	$79,202	$60,992	$18,210	$(1,099)	$14,887
As a % of revenue (GAAP)		50.5%	43.1%	7.3%	(0.9)%	5.6%
As a % of revenue (Non-GAAP)		50.9%	39.2%	11.7%	(0.7)%	9.6%
Diluted net income per share:
GAAP						$0.08
Non-GAAP						$0.13
Shares used in per share calculation:
GAAP and Non-GAAP						113,185

	Three Months Ended July 1, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense (Income), net	Net Income
GAAP	$157,446	$82,401	$67,319	$15,082	$2,880	$14,840
Stock-based compensation	—	557	(5,018)	5,575	—	5,575
Restructuring and related charges	—	114	(631)	745	—	745
Gain on sale of equity investment	—	—	—	—	(4,349)	(4,349)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	299	299
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	492
Total adjustments	—	671	(5,649)	6,320	(4,050)	2,762
Non-GAAP	$157,446	$83,072	$61,670	$21,402	$(1,170)	$17,602
As a % of revenue (GAAP)		52.3%	42.8%	9.6%	1.8%	9.4%
As a % of revenue (Non-GAAP)		52.8%	39.2%	13.6%	(0.7)%	11.2%
Diluted net income per share:
GAAP						$0.14
Non-GAAP						$0.16
Shares used in per share calculation:
GAAP and Non-GAAP						108,984

	Three Months Ended October 1, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$126,321	$66,154	$60,783	$5,371	$(2,899)	$1,530
Stock-based compensation	—	545	(5,891)	6,436	—	6,436
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,592	1,592
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(108)
Total adjustments	—	545	(5,891)	6,436	1,592	7,920
Non-GAAP	$126,321	$66,699	$54,892	$11,807	$(1,307)	$9,450
As a % of revenue (GAAP)		52.4%	48.1%	4.3%	(2.3)%	1.2%
As a % of revenue (Non-GAAP)		52.8%	43.5%	9.3%	(1.0)%	7.5%
Diluted net income per share:
GAAP						$0.01
Non-GAAP						$0.09
Shares used in per share calculation:
GAAP and Non-GAAP						106,421

	Nine Months Ended September 30, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Income (Expense), net	Net Income
GAAP	$460,623	$230,187	$201,145	$29,042	$107	$22,051
Stock-based compensation	—	1,691	(17,930)	19,621	—	19,621
Restructuring and related charges	—	91	(2,136)	2,227	—	2,227
Gain on sale of equity investment	—	—	—	—	(4,349)	(4,349)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	899	899
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	917
Total adjustments	—	1,782	(20,066)	21,848	(3,450)	19,315
Non-GAAP	$460,623	$231,969	$181,079	$50,890	$(3,343)	$41,366
As a % of revenue (GAAP)		50.0%	43.7%	6.3%	—%	4.8%
As a % of revenue (Non-GAAP)		50.4%	39.3%	11.0%	(0.7)%	9.0%
Diluted net income per share:
GAAP						$0.20
Non-GAAP						$0.37
Shares used in per share calculation:
GAAP and Non-GAAP						110,911

	Nine Months Ended October 1, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$351,345	$181,804	$178,141	$3,663	$(7,260)	$(6,603)
Stock-based compensation	—	1,840	(17,027)	18,867	—	18,867
Amortization of intangibles	—	—	(507)	507	—	507
Restructuring and related charges	—	346	(43)	389	—	389
Non-cash interest and other expenses related to convertible notes	—	—	—	—	4,684	4,684
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	922
Total adjustments	—	2,186	(17,577)	19,763	4,684	25,369
Non-GAAP	$351,345	$183,990	$160,564	$23,426	$(2,576)	$18,766
As a % of revenue (GAAP)		51.7%	50.7%	1.0%	(2.1)%	(1.9)%
As a % of revenue (Non-GAAP)		52.4%	45.7%	6.7%	(0.7)%	5.3%
Diluted net income (loss) per share:
GAAP						$(0.07)
Non-GAAP						$0.18
Shares used in per share calculation:
GAAP						101,057
Non-GAAP						104,474

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	September 30, 2022	July 1, 2022	October 1, 2021
Net income - GAAP	$8,740	$14,840	$1,530
Provision for income taxes	1,282	3,122	942
Interest expense, net	1,284	1,394	2,686
Depreciation	3,097	3,017	3,231
EBITDA	14,403	22,373	8,389

Adjustments
Stock-based compensation	6,460	5,575	6,436
Restructuring and related charges	326	745	—
Gain on sale of equity investment	—	(4,349)	—
Adjusted EBITDA	$21,189	$24,344	$14,825

	Nine Months Ended
	September 30, 2022	October 1, 2021
Net income (loss) - GAAP	$22,051	$(6,603)
Provision for income taxes	7,098	3,006
Interest expense, net	4,111	7,919
Depreciation	9,225	9,395
Amortization of intangibles	—	507
EBITDA	42,485	14,224

Adjustments
Stock-based compensation	19,621	18,867
Restructuring and related charges	2,227	389
Gain on sale of equity investment	(4,349)	—
Adjusted EBITDA	$59,984	$33,480

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q4 2022 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income
GAAP	$151	to	$165	$77	to	$87	$66	to	$68	$7	to	$13
Stock-based compensation expense	—			—			(5)			6
Restructuring and related charges	—			—			—			—
Non-cash interest and other expenses related to convertible notes	—			—			—			—
Tax effect of non-GAAP adjustments	—			—			—			—	to	1
Total adjustments	—			—			(5)			6	to	7
Non-GAAP	$151	to	$165	$78	to	$87	$61	to	$63	$13	to	$20
As a % of revenue (GAAP)				51.1%	to	52.4%	43.9%	to	41.1%	4.6%	to	7.8%
As a % of revenue (Non-GAAP)				51.3%	to	52.6%	40.4%	to	37.9%	8.8%	to	12.2%
Diluted net income per share:
GAAP										$0.06	to	$0.11
Non-GAAP										$0.12	to	$0.18
Shares used in per share calculation:
GAAP and Non-GAAP										113.5
(1) Components may not sum to total due to rounding.

	2022 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income
GAAP	$612	to	$626	$307	to	$317	$267	to	$269	$29	to	$35
Stock-based compensation expense	—			2			(23)			25
Restructuring and related charges	—			—			(3)			3
Non-cash interest and other expenses related to convertible notes	—			—			—			1
Gain on sale of equity investment	—			—			—			(4)
Tax effect of non-GAAP adjustments	—			—			—			1	to	2
Total adjustments	—			2			(26)			26	to	27
Non-GAAP	$612	to	$626	$310	to	$319	$242	to	$244	$55	to	$62
As a % of revenue (GAAP)				50.3%	to	50.6%	43.7%	to	43.0%	4.7%	to	5.6%
As a % of revenue (Non-GAAP)				50.6%	to	51.0%	39.6%	to	38.9%	8.9%	to	9.8%
Diluted net income per share:
GAAP										$0.26	to	$0.31
Non-GAAP										$0.49	to	$0.55
Shares used in per share calculation:
GAAP and Non-GAAP										111.2
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)(1)
(In millions)

	Q4 2022 Financial Guidance			2022 Financial Guidance
Net income - GAAP	$7	to	$13	$29	to	$35
Provision for income taxes	2		4	9		11
Interest expense, net	1		1	5		5
Depreciation	3		3	12		12
EBITDA	$13	to	$21	$55	to	$63

Adjustments
Stock-based compensation	6		6	25		25
Restructuring and related charges	—		—	3		3
Gain on sale of equity investment	—		—	(4)		(4)
Adjusted EBITDA	$19	to	$27	$79	to	$87
(1) Components may not sum to total due to rounding.